EAS Crow Point Alternatives Fund

Class	A	Ticker:	EASAX
Class	C	Ticker:	EASYX
Class	I	Ticker:	EASIX

a series of Northern Lights Fund Trust

Supplement dated February 27, 2014 to the Prospectus and Statement of Additional Information dated August 28, 2013

Effective as of the date of this supplement, the Prospectus is amended to reflect the changes stated below:

The address of the Crow Point Partners, LLC has changed to 25 Recreation Park Drive, Suite 110, Hingham, MA 02043. The phone number has also changed to (781) 875-3185.

Under the section entitled: “Principal Investment Strategies” the third paragraph located on page 2 of the Prospectus is hereby amended to read as follows:

The Fund pursues its absolute return objective by tactically allocating its capital among multiple potential alternative investment classes, using primarily liquid instruments.  The Fund may, generally, pursue investments among the following alternative investment classes or strategies:  Arbitrage; Commodities; Convertibles; Currencies; Emerging Market Bonds; Emerging Market Equities; High Yield; Long-Short Equity; Managed Futures; Master Limited Partnerships ("MLPs"); and Real Estate (primarily through real estate investment trusts (“REITs”).

Under the section entitled: “Principal Investment Strategies” the second paragraph located on page 3 of the Prospectus is hereby amended to read as follows:

The Fund invests primarily in other investment companies, including alternative (a.k.a. "hedged") mutual funds and ETFs. "Hedged mutual funds" are those mutual funds that employ a non-traditional investment style sometimes found in the hedge fund investment world.  For example, they may use a limited amount of leverage, sell securities short, use derivatives and hold cash positions as they deem appropriate to adjust to market cycles.  Given the broader investment flexibility, hedged mutual funds can adjust their net long or short equity exposure much more liberally than traditional “long-only” mutual funds.  The Fund may also  short securities directly to hedge its long positions.

Under the section entitled: “Principal Investment Strategies” the fourth paragraph located on page 3 of the Prospectus is hereby amended to read as follows:

By combining multiple alternative asset classes in the Fund, the Adviser pursues a diversified investment program designed with the goal of delivering low market volatility, low market beta and relatively low market correlation.  The Fund aims to isolate and extract the key benefits that may be found, but not necessarily exclusively, in hedge fund investing (absolute return, low volatility, low – modest beta, relatively low market correlation, investment flexibility, hedging capability, etc.) by selectively incorporating investments which include mutual funds, ETFs, closed-end funds and individual securities into a mutual fund investment vehicle.

Under the section entitled: “Additional Principal Investment Risks” located on page 4 of the Prospectus and “Principal Investment Risks” on page 9 of the Prospectus the following risk has been added:

Short Position Risk:  The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.  Short positions may be considered speculative transactions and involve special risks, including greater reliance on the advisor's ability to accurately anticipate the future value of a security or instrument.  The Fund's losses are potentially unlimited in a short position transaction.

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This Supplement, and the Prospectus and Statement of Additional Information dated August 28, 2013, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling Shareholder Services toll-free at 1-877-EAS-0757.

Please retain this Supplement for future reference.